As filed with the Securities and Exchange Commission on November 29, 2021

1933 Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT	☒
UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

GLADSTONE CAPITAL CORPORATION

(Exact name of registrant as specified in charter)

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 287-5800

David Gladstone

Chairman and Chief Executive Officer

Gladstone Capital Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

Name and Address (Number, Street, City, State, Zip Code) of Agent For Service

COPIES TO:

William J. Tuttle

Nicole M. Runyan

Erin M. Lett

Proskauer Rose LLP

1001 Pennsylvania Avenue NW

Suite 600 South

Washington, D.C. 20004

Tel: (202) 416-6800

Approximate date of commencement of proposed public offering: From time to time after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934.
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share(2) Preferred Stock, $0.001 par value per share(2) Subscription Rights(2) Warrants(2) Debt Securities(2)
Total	$300,000,000(3)	$27,810(3)

(1)

Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, as amended, which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(2)

Subject to Note 3 below, there is being registered hereunder an indeterminate amount of common stock, preferred stock, subscription rights, debt securities, or warrants as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $300,000,000. If any warrants are issued, they will represent rights to purchase common stock, preferred stock or debt securities.

(3)

In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $300,000,000. A filing fee of $6,726.60 was paid in connection with $55,500,000 of unsold securities (the “Unsold Securities”) from the Registrant’s previous Registration Statement on Form N-2 (File No. 333-228720) (the “Prior Registration Statement”) originally filed with the Securities and Exchange Commission on December 7, 2018, as amended on January 16, 2019. The offering of the Unsold Securities pursuant to the Prior Registration Statement has terminated and the filing fees associated with such Unsold Securities are being offset against the total registration fee pursuant to Rule 457(p), resulting in payment of $21,083.40 in connection with the filing of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 29, 2021

PRELIMINARY PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

DEBT SECURITIES

SUBSCRIPTION RIGHTS

WARRANTS

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, debt securities, subscription rights, warrants representing rights to purchase shares of our common or preferred stock, or debt securities, or concurrent, separate offerings of these securities, (collectively “Securities”), in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing common stockholders, (ii) with the consent of the holders of the majority of our outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, in connection with our debt investments, that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “GLAD.” As of November 24, 2021, the last reported sales price for our common stock was $12.12.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. Common shares of closed-end investment companies frequently trade at a discount to their net asset value per share. If our shares trade at a discount to their net asset value, this will likely increase the risk of loss to purchasers of our Securities. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in, or incorporated by reference into, the section titled “Risk Factors” beginning on page 4 of this prospectus or included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.

This prospectus contains information you should know before investing in our Securities, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including material incorporated by reference in this prospectus, has been filed with the SEC and can be accessed at its website at www.sec.gov. This information is also available free of charge or you may make stockholder inquiries by writing to us at Investor Relations, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, by calling our toll-free investor relations line at 1-866-214-7543 or on our website at www.gladstonecapital.com. See “Additional Information.” Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The SEC has not approved or disapproved these Securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

                    , 2021

We have not authorized any dealer, salesperson or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying prospectus supplement. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained or incorporated by reference in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates. We will update these documents to reflect material changes only as required by law.

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained or incorporated by reference in this prospectus. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors”, “Available Information”, and “Incorporation of Certain Documents by Reference” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Capital” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Investment” refers to Gladstone Investment Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Affiliated Public Funds” refers collectively to Gladstone Commercial, Gladstone Investment and Gladstone Land.

General

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, we have elected to be treated for tax purposes as a RIC under the Code. We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”).

Shares of our common stock trade on Nasdaq under the trading symbol “GLAD”.

Our Investment Objectives and Strategy

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness, and make distributions to stockholders; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, in connection with our debt investments, that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our primary investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of September 30, 2021, our investment portfolio was made up of approximately 91.6% debt investments and 8.4% equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Investment and any future BDC or registered closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (generally based on the 30-day London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, may have a success fee or deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of a portfolio company, typically from an exit or sale. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest.

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

Since our initial public offering in 2001 and through September 30, 2021, we have invested in over 254 different companies, while making 224 consecutive monthly or quarterly cash distributions to common stockholders. We expect that our investment portfolio will primarily include the following three categories of investments in private companies operating in the U.S.:

•

Secured First Lien Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business. First lien debt securities may include investments sourced from the syndicated loan market.

•

Secured Second Lien Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrowers’ first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees such as warrants to buy common and preferred stock or limited liability interests in connection with these second lien secured debt securities. Second lien debt securities may include investments sourced from the syndicated loan market.

•

Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55 of the 1940 Act, which are referred to as “qualifying assets” and generally include each of the investment types listed above, unless, at the time the acquisition is made, qualifying assets (other than certain assets related to our operations) represent at least 70.0% of our total assets.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold may not amortize prior to maturity.

Our Investment Adviser and Administrator

We are externally managed by the Adviser, an investment adviser registered with the SEC and an affiliate of ours, pursuant to an investment advisory and management agreement (as amended and / or restated from time to time, the “Advisory Agreement”). The Adviser manages our investment activities. We have also entered into an administration agreement with the Administrator, an affiliate of ours and the Adviser, whereby we pay separately for administrative services (the “Administration Agreement”). Each of the Adviser and the Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is an SEC registered investment adviser under the Investment Advisors Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C., at 1521 Westbranch Drive, McLean, Virginia 22102. The Adviser also has offices in other states.

FEES AND EXPENSES

The information contained under the caption “Fees and Expenses” in Part II. Item 5 of our most recent Annual Report on Form 10-K is incorporated by reference herein.

RISK FACTORS

An investment in any Securities offered pursuant to this prospectus and any accompanying prospectus supplement involves substantial risks. You should carefully consider the risk factors incorporated by reference herein from our most recent Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q and the other information contained in this prospectus, as updated, amended or superseded by our subsequent filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the risk factors and other information contained in any accompanying prospectus supplement before acquiring any of such Securities. The occurrence of any of these risks could materially and adversely affect our business, prospects, financial condition, results of operations and cash flow and might cause you to lose all or part of your investment in the offered Securities. Much of the business information, as well as the financial and operational data contained in our risk factors, is updated in our periodic reports filed with the SEC pursuant to the Exchange Act, which are also incorporated by reference into this prospectus. Although we believe the risk factors described in such documents are the principal risk factors associated with an investment in our Securities as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours, please be aware that these are not the only risks we face and there may be additional risks that we do not presently know of or that we currently consider not likely to have a significant impact. New risks may emerge at any time and we cannot predict such risks or estimate the extent to which they may affect our business or our financial performance. Please also refer to “Special Note Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with the Adviser and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

•	changes in the economy and the capital markets, including stock price volatility;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or Robert L. Marcotte;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates, regulation or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	changes in governmental regulations, tax rates and similar matters;

•	our ability to exit investments in a timely manner;

•	our ability to maintain our qualification as a RIC and as a BDC;

•

the impact of COVID-19 on the economy, our portfolio companies and the capital markets, including the measures taken by governmental authorities to address it, which may precipitate or exacerbate other risks and/or uncertainties; and

•	those factors described in the “Risk Factors” section of this prospectus and the documents incorporated by reference herein.

Additionally, many of the risks and uncertainties listed above, among others, are currently elevated by and may or will continue to be elevated by the COVID-19 pandemic. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from our historical performance. We have based forward-looking statements on information available to us on the date of filing of this prospectus. Except as required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of filing of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports we have filed, or in the future may file, with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down outstanding debt (which may include borrowings under our revolving credit facility with KeyBank National Association, as administrative agent (as amended and restated, the “Credit Facility”)), if any, then to make investments in accordance with our investment objectives and strategy, with any remaining proceeds to be used for other general corporate purposes. We intend to re-borrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objectives and strategy depending on the availability of appropriate investment opportunities and market conditions. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

PRICE RANGE OF COMMON STOCK

The information contained under the caption “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in Part II. Item 5 of our most recent Annual Report on Form 10-K is incorporated by reference herein.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II. Item 7 of our most recent Annual Report on Form 10-K is incorporated by reference herein.

SENIOR SECURITIES

The information contained under the caption “Senior Securities” in Part II. Item 5 of our most recent Annual Report on Form 10-K is incorporated by reference herein.

BUSINESS

The information contained under the caption “Business” in Part I. Item 1 of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2021, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment objectives and strategies and our investment policies and procedures described in this prospectus. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2021, our investments in Leeds Novamark Capital I, L.P. and Funko Acquisition Holdings, LLC was considered a non-qualifying asset under Section 55 of the 1940 Act and represented 1.2% of total investments, at fair value.

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Proprietary Investments:

ALS Education, LLC 5850 T.G. Lee Blvd. Suite 345 Orlando, FL 32822	Healthcare, Education and Childcare	Secured First Lien Debt		$—	$—
		Secured First Lien Debt		20,680	20,809

Antenna Research Associates, Inc. 11850 Baltimore Ave, Suite H Beltsville, MD 20705	Aerospace and Defense	Secured First Lien Debt		11,763	11,763
		Common Stock	30.86%	4,283	13,444

Arc Drilling Holdings LLC 9551 Corporate Circle Valley View, OH 44125	Machinery	Secured First Lien Line of Credit		125	122
		Secured First Lien Debt		5,824	5,577
		Common Stock	16.67%	1,500	—

Belnick, Inc. 4350 Ball Ground Hwy Canton, GA 30114	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured Second Lien Debt		10,000	10,025

B+T Group Acquistion Inc. 1717 Boulder Ave #3000 Tulsa, OK 74119	Telecommunications	Secured First Lien Line of Credit		1,200	1,158
		Secured First Lien Debt		6,000	5,790
		Preferred Stock	27.6%	2,024	5,691
		Common Stock Warrant	1.5%	—	330

Café Zupas 460 W Universal Circle Sandy, UT 84070	Beverage, Food and Tobacco	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		24,000	24,210
		Secured First Lien Delayed Draw Term Loan		1,970	1,987

Chinese Yellow Pages Company 9550 Flair Drive Suite 200 El Monte, CA 91731

	Printing and publishing	Secured First Lien Line of Credit		107	—

DKI Ventures, LLC 25 Northwest Point Blvd Elk Grove Village, IL 60007	Diversified/conglomerate service	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		5,724	5,008

Eegee's LLC 3360 E. Ajo Way Tucson, AZ 85713	Beverage, Food and Tobacco	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		17,000	16,936
		Secured First Lien Delayed Draw Term Loan		—	—

Effective School Solutions LLC 121 Chanlon Road New Providence, NJ 07975	Healthcare, Education, and Childcare	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		19,000	19,095
		Secured First Lien Delayed Draw Term Loan		—	—

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)
EL Academies, Inc. 1650 Tysons Blvd Suite 630 McLean, VA 22102	Healthcare, Education, and Childcare	Secured First Lien Debt		12,000	12,000
		Secured First Lien Delayed Draw Term Loan		16,000	16,000

ENET Holdings, LLC 7201 I-40 West, Suite 319 Amarillo, TX 79106	Diversified/conglomerate service	Secured First Lien Debt		1,000	785
		Secured First Lien Debt		29,000	22,765

FES Resources Holdings LLC PO Box 1694 Crowley, LA 70526	Oil and gas	Preferred Equity Units	55.95%	6,350	—
		Common Equity Units	46.75%	—	—

Frontier Financial Group, Inc. 1400 I Street NW, Suite 350 Washington, DC 20005	Diversified/conglomerate service	Unsecured Debt		198	10
		Preferred Stock	0.99%	500	—
		Preferred Stock Warrant	0.22%	—	—

Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and non-durable consumer products	Common Stock	0.01%	30	78

GFRC Holdings, LLC 118 North Shiloh Road Garland, TX 75042	Buildings and real estate	Secured First Lien Line of Credit		700	699
		Secured First Lien Debt		1,000	999
		Preferred Stock	100.00%	1,025	864
		Common Stock Warrants	45.00%	—	—

Gray Matter Systems, LLC 100 Global View Drive Suite 200 Warrendale, PA 15086	Diversified/conglomerate service	Secured Second Lien Debt		8,064	8,130

GSM MidCo LLC 1650 Tysons Blvd Suite 630 McLean, VA 22102	Healthcare, Education, and Childcare	Common Stock	0.53%	767	924

Imperative Holdings Corporation 201 W. Wall Street Midland, TX 79707	Oil and gas	Secured Second Lien Debt		26,569	24,178
		Preferred Equity Units	1.22%	632	1,551

Leeds Novamark Capital I, L.P. 590 Madison Avenue, 41st Floor New York, NY 10022	Private equity fund — healthcare, education and childcare	Limited Partnership Interest	3.44%	1,358	6,487

MCG Energy Solutions, LLC 901 Marquette Avenue Minneapolis, MN 55402	Healthcare, Education, and Childcare	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		20,129	19,927
		Secured First Lien Delayed Draw Term Loan		—	—
		Preferred Stock	100.00%	7,000	8,861

NetFortris Corp. 5601 6th Ave S, Suite 201 Seattle, WA 98108	Telecommunications	Secured First Lien Debt		26,946	22,837
		Preferred Stock	0.96%	789	914
		Common Stock Warrant	2.48%	1	—

Ohio Armor Holdings, LLC 3500 N Ridge Road West Ashtabula, OH 44004	Aerospace and Defense	Secured First Lien Debt		19,500	19,549
		Common Equity	3.87%	1,000	1,749

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)
Phoenix Aromas & Essential Oils, LLC 355 Chestnut Street Norwood, NJ 07648

	Chemicals, Plastics and Rubber	Secured Second Lien Debt		9,986	10,062

Prophet Brand Strategy One Bush Street San Francisco, CA 94101	Diversified/ conglomerate service	Secured Second Lien Debt		—	—
		Secured Second Lien Delayed Draw Term Loan		13,000	13,130

R2i Holdings, LLC 400 East Pratt Street Baltimore, MD 21201	Diversified/ conglomerate service	Secured First Lien Line of Credit		829	803
		Secured First Lien Debt		19,000	18,406

Sea Link International IRB, Inc. 13151 66th St N Largo, FL 33773	Automobile	Secured Second Lien Debt		10,893	10,376
		Preferred Stock	1.96%	98	127
		Common Equity Units	1.80%	823	300

SpaceCo Holdings, LLC 1430 Amro Way South El Monte, CA 91733	Aerospace and Defense	Secured First Lien Line of Credit		700	700
		Secured First Lien Debt		32,044	32,544

Triple H Food Processors, LLC 5821 Wilderness Avenue Riverside, CA 92504	Beverage, Food and Tobacco	Preferred Stock	4.98%	75	102
		Common Stock	4.13%	250	1,504

Turn Key Health Clinics, LLC 900 NW 12th Street Oklahoma City, OK 73106	Healthcare, Education and Childcare	Secured First Lien Line of Credit		500	499
		Secured First Lien Debt		11,000	10,986

Unirac, Inc. 1411 Broadway Boulevard NE Albuquerque, NM 87102	Diversified/Conglomerate Manufacturing	Secured First Lien Line of Credit		251	250
		Secured First Lien Debt		11,652	11,891
		Secured First Lien Delayed Draw Term Loan		—	—

Subtotal – Non-Control/ Non-Affiliate Proprietary Investments				$422,859	$422,932

Syndicated Investments:

8th Avenue Food & Provisions, Inc. 1335 Strassner Drive Brentwood, MO 63144

	Beverage, Food and Tobacco	Secured Second Lien Debt		$3,702	$3,646

CHA Holdings, Inc. III Winners Circle PO Box 5269 Albany, NY 12205

	Diversified/conglomerate service	Secured Second Lien Debt		2,960	2,700

CPM Holdings, Inc. 2975 Airline Circle Waterloo, IA 50703

	Machinery	Secured Second Lien Debt		798	790

Keystone Acquisition Corp. 3204 McKnight E Drive Pittsburgh, PA 15237

	Diversified/conglomerate service	Secured Second Lien Debt		3,954	3,790

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)
Medical Solutions Holdings, Inc. 1010 N. 102nd St Suite 300 Omaha, NE 68114
	Healthcare, Education, and Childcare	Secured Second Lien Debt		2,974	2,940
		Secured Second Lien Debt		2,957	2,940

Tailwind Smith Cooper Intermediate Corporation 2 Holland Way Exeter, NH 03833
	Diversified/Conglomerate Manufacturing
		Secured Second Lien Debt		4,801	4,701

Targus Cayman HoldCo, Ltd. 1211 North Miller Street Anaheim, CA 92806

	Textiles and leather	Common Stock	3.82%	2,062	10,030

Total Safety Holdings, LLC 11111 Wilcrest Green Drive #300 Houston, TX 77042

	Oil and gas	Common Equity	0.06%	499	132

Subtotal—Non-Control / Non-Affiliate Syndicated Investments				$24,707	$31,669

Total Non-Control/Non-Affiliate Investments (represented 81.5% of total investments at fair value)				$447,566	$454,601

AFFILIATE INVESTMENTS

Proprietary Investments:

Canopy Safety Brands, LLC 322 Industrial Court Concord, NC 28025
	Personal and non-durable consumer products	Preferred Stock	7.85%	500	739
		Common Stock	4.57%	300	725

Edge Adhesives Holdings, Inc. 5117 Northeast Pkwy Fort Worth, TX 76106
	Diversified/conglomerate manufacturing	Secured First Lien Debt		$5,540	$5,540
		Preferred Stock	25.16%	5,466	0

Encore Dredging Holdings, LLC 103 N. King Avenue Dyersburg, TN 38024	Diversified / Conglomerate Service	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		23,500	23,618
		Secured First Lien Delayed Draw Term Loan		—	—
		Preferred Stock	8.36%	3,200	4,525

Lignetics, Inc. 1075 E. South Boulder Rd #210 Louisville, CO 80027	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt		6,000	6,540
		Secured Second Lien Debt		8,000	8,633
		Secured Second Lien Debt		3,300	3,491
		Secured Second Lien Debt		3,000	3,199
		Secured Second Lien Debt		2,500	2,500
		Secured Second Lien Debt		6,200	6,200
		Preferred Stock	1.72%	1,321	5,602
		Common Stock	3.82%	1,855	10,969

Total Affiliate Investments (represented 12.1% of total investments at fair value)				$70,682	$82,281

CONTROL INVESTMENTS

Proprietary Investments:

Defiance Integrated Technologies, Inc. 800 Independence Dr Napoleon, OH 43545		Secured Second Lien Debt		7,985	7,985
		Preferred Stock	83.09%	250	270
	Automobile	Common Stock	76.20%	580	2,623

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)

LWO Acquisitions Company LLC 1920 Hurd Drive Irving, TX 75038	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit		6,000	2,841
		Secured First Lien Debt		10,632	0
		Unsecured Debt		95	0
		Common Units	9.51%	921	—

PIC 360, LLC 7000 S Edgerton Road Brecksville, OH 44141

	Machinery	Common Equity Units	75.00%	1	3,983

TNCP Intermediate HoldCo, LLC 1301 Riverfront Parkway, Suite 112 Chattanooga, TN 37402
	Printing and publishing	Secured First Lien Line of Credit		1,300	1,300
		Common Equity Units	79.00%	500	1,728

Total Control Proprietary Investments (represented 5.4% of total investments at fair value)				$28,264	$20,730

Total Investments				$546,512	$557,612

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment whose fair value represented greater than 5% of our total assets as of September 30, 2021. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

EL Academies, Inc.

Our investment in EL Academies, Inc. (“EL Academies”) has an aggregate fair value of $28.0 million as of September 30, 2021 consisting of secured first lien term debt with a principal amount outstanding of $28.0 million, which matures on August 15, 2022.

EL Academies is a privately-owned early childhood education business.

Enrollment levels in the early childhood education industry can increase or decrease as broader employment trends change. As a result, in the areas where EL Academies has centers, if a higher percentage of people were to work from home rather than an in an office setting, if a higher percentage of people were to become unemployed, or if there were a decline in two-parent working households, then a decrease in enrollment could occur which would negatively impact EL Academies’ revenue.

EL Academies’ principal executive offices are located at 1650 Tysons Blvd, Suite 600 McLean, VA 22102.

Lignetics, Inc.

Our investment in Lignetics, Inc. (“Lignetics”) has an aggregate fair value of $47.1 million as of September 30, 2021 consisting of secured second lien debt with a principal amount outstanding of $29.0 million, which matures on June 30, 2026, $1.9 million of common stock, at cost, and $1.3 million of preferred stock, at cost.

Lignetics manufactures and distributes branded wood pellets primarily for home heating and barbecue pellet grills. Lignetics is the largest residential wood pellet manufacturer~~s~~ in the U.S., with an annual production capacity of over 1.4 million tons across twenty two (22) plants.

The wood pellet heating fuel industry is competitive and fragmented. The greatest risks to Lignetics’ business are declines in the prices of alternative heating fuels (e.g. heating oil, propane), mild winters, new market participants, labor and transportation constraints, and industry-wide increased production capacity. Any of the aforementioned factors could lead to changes in pellet consumption and lower pellet fuel prices, which could have a material adverse impact on Lignetics’ profitability and cash flow.

Lignetics’ principal executive offices are located at 1075 E. South Boulder Rd. Ste. 210, Louisville, CO, 80027.

MCG Energy Solutions, LLC

Our investment in MCG Energy Solutions, LLC (“MCG”) has an aggregate fair value of $28.8 million as of September 30, 2021 consisting of secured first lien debt with a principal amount outstanding of $20.1 million, which matures on March 31, 2026 and preferred stock with a cost basis of $7.0 million.

MCG provides SaaS-based energy trading, asset and risk management workflow automation software products to utility companies, balancing authorities, distributors, traders and operators in the U.S. electric power and gas industry.

MCG’s revenue is derived from SaaS-based and one-time perpetual license sales to government and privately owned participants in the wholesale power industry. Volatility in commodity prices, shifts toward cleaner energy and regulations on power rates make some of these entities susceptible to budgetary constraints that can impact their ability to procure and implement new software solutions such as those offered by MCG.

MCG’s principal executive offices are located at 901 Marquette Avenue, Suite 750, Minneapolis, MN 55402.

SpaceCo Holdings, LLC

Our investment in SpaceCo Holdings, LLC (“SpaceCo”) has an aggregate fair value of $33.2 million as of September 30, 2021 consisting of secured first lien debt with a principal amount outstanding of $33.2 million, which matures on December 21, 2025.

SpaceCo is a premier manufacturer of flight-critical and high temperature assemblies and components for space and defense end-markets.

A significant portion of SpaceCo’s revenues are directly or indirectly derived from contracts with various government entities which are dependent on funding from federal, state, and/or local governments. A large decline in government funding for such contracted goods or services, whether due to a changing political landscape or the de-prioritization of such spending, could negatively affect SpaceCo’s revenue generation.

SpaceCo’s principal executive offices are located at 1430 Armo Way, South El Monte, CA 91733.

MANAGEMENT

The information contained under the captions “Proposal 1—Election of Directors,” “Information Regarding the Board of Directors and Corporate Governance—Director Independence,” “Executive Compensation,” “Director Compensation” and “Certain Transactions” in our most recent Definitive Proxy Statement for our Annual Meeting of Stockholders and “Business” in Part I. Item 1 of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO MANAGEMENT

We are externally managed by our Adviser, an affiliate of ours, under the Advisory Agreement and another of our affiliates, the Administrator, provides administrative services to us pursuant to the Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. In addition to the fees payable under the Advisory Agreement and the Administration Agreement (as described below), we pay our direct expenses, including directors’ fees, legal and accounting fees and stockholder related expenses. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services Provided to Us by our Adviser

Our Adviser is a Delaware corporation registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, provided that its services to us are not impaired.

Portfolio Management

Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and Robert L. Marcotte, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker. Mr. Brubaker has served as the vice chairman and chief operating officer of the Adviser since 2002 and served as secretary of the Adviser from 2002 to February 2011. Mr. Marcotte has served as an executive managing director of the Adviser since December 2013 and as our president since January 2014. For more complete biographical information on Messrs. Gladstone, Brubaker and Marcotte, see “Proposal 1—Election of Directors” in our most recent Definitive Proxy Statement for our Annual Meeting of Stockholders which is incorporated by reference herein.

As discussed above, the Portfolio Managers are all officers or directors, or both, of our Adviser, and Messrs. Gladstone and Brubaker are managers of the Administrator. Mr. Gladstone is also the controlling stockholder of the parent company of the Adviser and the Administrator. Although we believe that the terms of the Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator and their officers and its directors have a material interest in the terms of these agreement.

Our Adviser and Administrator provide investment advisory and administration services, respectively, to the other Affiliated Public Funds. As such, certain of our Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker and David Dullum (the president of Gladstone Investment and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of the portfolio of Gladstone Investment, another publicly-traded BDC; Messrs. Gladstone, Brubaker and Robert Cutlip (the president of Gladstone Commercial and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of Gladstone Commercial, a publicly-traded real estate investment trust; and Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded real estate investment trust. As of September 30, 2021, the Adviser had an aggregate of approximately $3.5 billion in total assets under management in the Company and the Affiliated Public Funds, all of which is subject to performance-based advisory fees and for which Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management.

Conflicts of Interest

As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, the Administrator and the Affiliated Public Funds. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, the Administrator and the Affiliated Public Funds. Mr. Marcotte, our president, is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of September 30, 2021, our Board of Directors has approved the following types of transactions:

•

Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•

We may invest simultaneously with our affiliate Gladstone Investment in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business— Ongoing Management of Investments and Portfolio Company Relationships — Managerial Assistance and Services” in Part I, Item 1 of our most recent Annual Report on Form 10-K.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each Portfolio Manager’s base salary is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the post-tax performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and incentive fees earned in managing its investment funds, including Gladstone Capital. Pursuant to the Advisory Agreement, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended September 30, 2021, 2020 and 2019, we incurred net fees of approximately $11.5 million, $7.8 million and $9.6 million, respectively, to our Adviser under the Advisory Agreement. See “Business – Transactions with Related Parties – Investment Advisory and Management Agreement” in Part I, Item 1 of our most recent Annual Report on Form 10-K for a full discussion of how such fees are computed and paid. A discussion regarding the basis for the Board of Directors approving the Advisory Agreement is available in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021.

Portfolio Manager Beneficial Ownership

The following table sets forth, as of September 30, 2021, the dollar range of equity securities that are beneficially owned by each of our Portfolio Managers.

Name	Dollar Range of Equity Securities of the Company Owned by Directors (1)(2)
David Gladstone	Over $1,000,000
Terry Lee Brubaker	Over $1,000,000
Robert L. Marcotte	Over $1,000,000

(1)	Ownership is calculated in accordance with Rule 16-1(a)(2) of the Exchange Act.
(2)

The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of September 30, 2021, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The information contained under the captions “Security Ownership of Certain Beneficial Owners and Management” in our most recent Definitive Proxy Statement for our Annual Meeting of Stockholders is incorporated by reference herein.

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare, Inc. (“Computershare”), authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our distribution disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on Nasdaq or elsewhere for the participants’ accounts. The price of the shares will be the weighted average price of all shares purchased by the plan agent on such trade date or dates.

Stockholders can obtain additional information about, and participants in the dividend reinvestment plan may withdraw from, the dividend reinvestment plan at any time by contacting Computershare online at www.computershare.com/investor, via telephone at (781) 575-2000 or by mailing a request to 150 Royall Street, Canton, Massachusetts 02021 or by selling or transferring all applicable shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the shares on behalf of the withdrawing participant. If such dividends are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those shares purchased through the plan agent, as well as shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee of $15.00 for each batch order sale and $25.00 for each market order, day limit order and good-til-canceled limit order sale, plus brokerage commissions of $0.10 per share, from the proceeds. The participants in the dividend reinvestment plan will also bear a transaction fee of up to $5.00, plus per share brokerage commissions of $0.10, incurred with respect to open market purchases.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in our common stock. This discussion applies only to beneficial owners that acquired our shares in an initial offering.

This summary does not purport to be a complete description of all the income tax considerations applicable to an investment in our common stock. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts, RICs, banks and other financial institutions, stockholders that are treated as partnerships for U.S. federal income tax purposes, U.S. persons whose functional currency is not the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies” and persons that will hold our common stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder. If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences that those described in this summary, the U.S. federal income tax consequences of that preferred stock will be described in the relevant prospectus supplement. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and do not expect to seek, any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” is a beneficial owner of our common stock that is not a U.S. stockholder.

Tax matters are complicated, and the tax consequences of an investment in our common stock will depend on the facts of a stockholder’s particular situation. Holders of our common stock are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of our common stock, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

We have elected to be treated, and intend to operate in a manner so as to continuously qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute (or are deemed to timely distribute) to our stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally are taxable to the holders of our common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of our common stock. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income (which generally is our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends-paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that we continue to qualify as a RIC.

Taxation as a Regulated Investment Company

If we (1) qualify as a RIC and (2) satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that we timely distribute (or are deemed to timely distribute) to our stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

If we fail to distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on those amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), we will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of that income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the taxable year ending in that calendar year will be considered to have been distributed by year-end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, foreign currencies, or other income (including certain deemed inclusions) derived with respect to our business of investing in such stock, securities, foreign currencies or other income, or (b) or net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (collectively, the “90% Gross Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities, if those other securities, with respect to any one issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under the Code, by us and that are engaged in the same or similar or related trades or businesses, or (iii) one or more QPTPs (collectively, the “Diversification Tests”).

We have an “opt-in” dividend reinvestment plan (“DRIP”). The tax consequences of participating in the DRIP are discussed below.

We may have investments that require income to be included in investment company taxable income in a year prior to the year in which we actually receive a corresponding amount of cash in respect of that income. For example, if we hold corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, we must include in our taxable income in each year the full amount of our applicable share of our allocable share of these deemed dividends. Additionally, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether we receive cash representing that income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to holders of our common stock. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to us or the holders of our common stock. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to stockholders even if this income is greater than the aggregate net income we actually earned during those years.

In order to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, we may need to liquidate or sell some of our assets at times or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, we may need to take out loans, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). Even if we are authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). If we are unable to obtain cash from other sources to enable us to satisfy the Excise Tax Distribution Requirements, we may be subject to an additional tax. However, no assurances can be given that we will not be subject to the excise tax, and we may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether we satisfy the 90% Gross Income Test and the Diversification Tests, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC

If we, otherwise qualifying as a RIC, fail to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for that year if certain relief provisions of the Code apply (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If we fail to qualify as a RIC for more than two consecutive taxable years and then seek to re-qualify as a RIC, we generally would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we elect to pay U.S. corporate income tax on any unrealized appreciation during the succeeding 5-year period.

If we fail to qualify for treatment as a RIC in any taxable year and are not eligible for the relief provisions, we would be subject to U.S. federal income tax on all of our taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether we make any distributions to the holders of our common stock. Additionally, we would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.

Although we expect to operate in a manner so as to qualify continuously as a RIC, we may decide in the future to be taxed as a “C” corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interests. The remainder of this discussion assumes that we will continuously qualify as a RIC for each taxable year.

Our Investments—General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We intend to monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurances can be given that we will be eligible for any of those tax elections or that any elections we make will fully mitigate the effects of these provisions.

Gain or loss recognized by us from securities and other financial assets acquired by us, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options, generally will be treated as capital gain or loss. The gain or loss generally will be long-term or short-term depending on how long we held a particular security or other financial asset. However, gain on the lapse of an option issued by us will be treated as short-term capital gain.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in us receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute that income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if that income is not distributed by the QEF. Any required inclusions from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of those shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and that income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “— Taxation as a Regulated Investment Company” above.

Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time we actually collect that income or pay that expense or liability are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency, and other financial transactions denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Stockholders

The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you. Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent the distributions we pay to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S.

corporations and certain qualified foreign corporations, those distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code. Distributions of our net capital gains (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in the U.S. stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to the U.S. stockholder.

A portion of our ordinary income dividends paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 50% dividends-received deduction to the extent we have received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholders may be required to reduce its basis in its common stock with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value (“NAV”), in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We expect to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to our DRIP, we may choose to pay a majority of a required dividend in stock rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each shareholder in cash or common stock (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in stock of the Fund. The value of the portion of the distribution made in common stock will be equal to the amount of cash for which the common stock is substituted, and U.S. stockholders will be subject to tax on those amount as though they had received cash.

We may elect to retain our net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, we may report the retained amount as undistributed capital gains to our U.S. stockholders, who will be treated as if each U.S. stockholder received a distribution of its pro rata share of this gain, with the result that each U.S. stockholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by us on the gain and (iii) increase the tax basis for its shares of common stock by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If a U.S. stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder will be subject to tax on the distribution even though it economically represents a return of investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder redeems, sells or otherwise disposes of its shares of our common stock. The amount of gain or loss will be measured by the difference between a U.S. stockholder’s adjusted tax basis in the common stock sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from a sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held the shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to those shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In that case, any disallowed loss is generally added to the U.S. stockholder’s adjusted tax basis of the acquired stock.

In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Those rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of those losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back those losses for three years or carry forward those losses for five years.

We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in the U.S. stockholder’s taxable income for the applicable year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions by us out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations, qualified real estate investment trust dividends earned by us may qualify for the deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

Tax Shelter Reporting Regulations

If a U.S. stockholder recognizes a loss with respect to our common stock in excess of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year, the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have similar reporting requirements. Shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax generally applies to the net investment income of non-corporate U.S. stockholders (other than certain trusts) on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to shares of common stock, and net gain attributable to the disposition of common stock (in each case, unless the shares of common stock are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of non-U.S. stockholders

The following discussion applies only to persons that are non-U.S. stockholders. If you are not a non-U.S. stockholder, this section does not apply to you. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our common stock.

Distributions on, and Sale or Other Disposition of, Our Common Stock

Distributions by us to non-U.S. stockholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current or accumulated earnings and profits unless an exception applies.

If a non-U.S. stockholder receives distributions and those distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of that non-U.S. stockholder, those distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

In general, no U.S. source withholding taxes will be imposed on dividends paid by us to non-U.S. stockholders to the extent the dividends are designated as “interest related dividends” or “short term capital gain dividends.” Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest related dividends or short term capital gain dividends.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (“TIN”) (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.

Non-U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to non-U.S. stockholders to the same extent as if those dividends were received in cash. In addition, we have the ability to declare a large portion of a dividend in shares of our common stock, even if a non-U.S. stockholder has not elected to participate in our dividend reinvestment plan, in which case, as long as a portion of the dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend paid entirely or partially in our common stock on the date the dividend is received in the same manner (and to the extent that non-U.S. stockholder is subject to U.S. federal income taxation) as a cash dividend (including the application of withholding tax rules described above), even if most or all of the dividend is paid in common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding

We may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to stockholders (a) who fail to provide us with their correct TINs or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies us that this stockholder is subject to backup withholding. Certain stockholders specified in the Code and the U.S. Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a stockholder to furnish a certified TIN to us could subject the stockholder to a penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends, unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form), or otherwise meets the documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid with respect to common stock to: (i) a foreign financial institution, unless the foreign financial institution agrees to verify, report and disclose its U.S. accountholders, and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement”; or (ii) a non-financial foreign entity beneficial owner, unless the entity certifies that it does not have any substantial U.S. owners or provides the name, address and TIN of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to these dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of this exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in our common stock. We will not pay any additional amounts in respect to any amounts withheld.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, 44,560,000 of which are currently designated as common stock and 5,440,000 of which are currently designated as preferred stock.

The following are our outstanding Securities as of November 24, 2021.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	44,560,000 shares	—	34,304,371 shares
2026 Notes	$150,000,000	—	$150,000,000
2027 Notes	$50,000,000	—	$50,000,000

The following description is a summary based on relevant provisions of our charter and bylaws and the Maryland General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of our charter and bylaws, as amended, and applicable provisions of the Maryland General Corporation Law.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on Nasdaq under the ticker symbol “GLAD.”

Preferred Stock

Our charter gives the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered Securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock or preferred stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

In the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which such principal amount may be purchased upon such exercise;

•

In the case of warrants to purchase common stock or preferred stock, the number of shares of common or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive distributions or dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required majority” of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required majority” of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

5.125% Notes due 2026 (the “2026 Notes”)

The 2026 Notes were issued under a base indenture (the “Base Indenture”), dated as of November 6, 2018, and a third supplemental indenture thereto dated as of December 15, 2020, entered into between us and U.S. Bank National Association (“U.S. Bank”), as trustee. The 2026 Notes will mature on January 31, 2026. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the 2026 Notes is 5.125% per year and is paid semi-annually in arrears on January 31 and July 31 of each year, and the regular record dates for interest payments are every January 15 and July 15. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The 2026 Notes are not listed on any securities exchange or automated dealer quotation system.

The 2026 Notes were issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The 2026 Notes are not be subject to any sinking fund and holders of the 2026 Notes do not have the option to have the 2026 Notes repaid prior to the stated maturity date.

The following is a summary description of the material terms of the 2026 Notes, the Base Indenture and the third supplemental indenture thereto. The following summary is qualified in its entirety by reference to the Base Indenture and the third supplemental indenture (collectively, the “2026 Notes indenture”).

Covenants

In addition to standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants apply to the 2026 Notes:

•

We agree that for the period of time during which the 2026 Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act. Currently, these provisions generally prohibit us from incurring additional debt or issuing additional debt or preferred securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such incurrence or issuance.

•

We will not violate Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions thereto of the 1940 Act giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act in order to maintain such BDC’s status as a RIC under Subchapter M of the Code. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 150% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the 2026 Notes and the trustee, for the period of time during which the 2026 Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

Optional Redemption

The 2026 Notes may be redeemed in whole or in part at any time or from time to time at our option, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price (as determined by us) equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date: (1) 100% of the principal amount of the 2026 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the 2026 Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points; provided, however, that if we redeem any 2026 Notes on or after October 31, 2025 (the date falling three months prior to the maturity date of the 2026 Notes), the redemption price for the 2026 Notes will be equal to 100% of the principal amount of the 2026 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption; provided, further, that no such partial redemption shall reduce the portion of the principal amount of a note not redeemed to less than $2,000.

Conversion and Exchange

The 2026 Notes are not convertible into or exchangeable for other securities.

Events of Default

The term “Event of Default” in respect of the 2026 Notes means any of the following:

•	We do not pay the principal of (or premium on, if any) any 2026 Note when due and payable at maturity;

•	We do not pay interest on any 2026 Note when due and payable, and such default is not cured within 30 days of its due date;

•

We remain in breach of any other covenant in respect of the 2026 Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding 2026 Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•	On the last business day of each of twenty-four consecutive calendar months, the 2026 Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%.

An Event of Default for the 2026 Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the 2026 Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the 2026 Notes may declare the entire principal amount of all the 2026 Notes to be due and immediately payable, but this does not entitle any holder of 2026 Notes to any redemption payout or redemption premium. Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the 2026 Notes indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”).

Defeasance and Covenant Defeasance

The 2026 Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the 2026 Notes when due and satisfying any additional conditions required under the 2026 Notes indenture relating to the 2026 Notes, we will be deemed to have been discharged from our obligations under the 2026 Notes.

The 2026 Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the 2026 Notes indenture. The consequences to the holders of the 2026 Notes would be that, while they would no longer benefit from certain covenants under the 2026 Notes indenture, and while the 2026 Notes could not be accelerated for any reason, the holders of the 2026 Notes nonetheless could look to the Company for repayment of the 2026 Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment.

Indenture Provisions—Ranking

The 2026 Notes are our direct unsecured obligations and rank:

•	pari passu with our existing and future unsecured, unsubordinated indebtedness;

•	senior to any series of preferred stock that we may issue in the future;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the 2026 Notes;

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and any other future subsidiaries of the Company, including, without limitation, borrowings under the Credit Facility.

3.75% Notes due 2027 (the “2027 Notes”)

The 2027 Notes were issued under the Base Indenture and a fourth supplemental indenture thereto dated as of November 4, 2021, entered into between us and U.S. Bank, as trustee. The 2027 Notes will mature on May 1, 2027. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the 2027 Notes is 3.75% per year and will be paid semi-annually in arrears on May 1 and November 1 of each year, commencing May 1, 2022, and the regular record dates for interest payments will be every April 15 and October 15, commencing April 15, 2022. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The 2027 Notes are not listed on any securities exchange or automated dealer quotation system.

The 2027 Notes were issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The 2027 Notes are not be subject to any sinking fund and holders of the 2027 Notes do not have the option to have the 2027 Notes repaid prior to the stated maturity date.

The following is a summary description of the material terms of the 2027 Notes, the Base Indenture and the fourth supplemental indenture thereto. The following summary is qualified in its entirety by reference to the Base Indenture and the fourth supplemental indenture (collectively, the “2027 Notes indenture”).

Covenants

In addition to standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the 2027 Notes:

•

We agree that for the period of time during which the 2027 Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act. Currently, these provisions generally prohibit us from incurring additional debt or issuing additional debt or preferred securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such incurrence or issuance.

•

We will not violate Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions thereto of the 1940 Act giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act in order to maintain such BDC’s status as a RIC under Subchapter M of the Code. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 150% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the 2027 Notes and the trustee, for the period of time during which the 2027 Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

Optional Redemption

The 2027 Notes may be redeemed in whole or in part at any time or from time to time at our option, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price (as determined by us) equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date: (1) 100% of the principal amount of the 2027 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the 2027 Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points; provided, however, that if we redeem any Notes on or after February 1, 2027 (the date falling three months prior to the maturity date of the 2027 Notes), the redemption price for the 2027 Notes will be equal to 100% of the principal amount of the 2027 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption; provided, further, that no such partial redemption shall reduce the portion of the principal amount of a note not redeemed to less than $2,000.

Conversion and Exchange

The 2027 Notes are not convertible into or exchangeable for other securities.

Events of Default

The term “Event of Default” in respect of the 2027 Notes means any of the following:

•	We do not pay the principal of (or premium on, if any) any 2027 Note when due and payable at maturity;

•	We do not pay interest on any 2027 Note when due and payable, and such default is not cured within 30 days of its due date;

•

We remain in breach of any other covenant in respect of the 2027 Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•	On the last business day of each of twenty-four consecutive calendar months, the 2027 Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%.

An Event of Default for the 2027 Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the 2027 Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, then and in every case (other than an Event of Default specified in the penultimate bullet point above), the trustee or the holders of not less than 25% in principal amount of the 2027 Notes may declare the entire principal amount of all the 2027 Notes to be due and immediately payable, but this does not entitle any holder of notes to any redemption payout or redemption premium.

Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in the penultimate bullet point above, 100% of the principal of and accrued and unpaid interest on the 2027 Notes will automatically become due and payable. In certain circumstances, a declaration of acceleration of maturity pursuant to either of the prior two sentences may be canceled by the holders of a majority in principal amount of the 2027 Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the 2027 Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Defeasance and Covenant Defeasance

The 2027 Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the 2027 Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the 2027 Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the 2027 Notes indenture.

The 2027 Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the 2027 Notes indenture. The consequences to the holders of the 2027 Notes would be that, while they would no longer benefit from certain covenants under the 2027 Notes indenture, and while the 2027 Notes could not be accelerated for any reason, the holders of the 2027 Notes nonetheless could look to the Company for repayment of the 2027 Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment.

Indenture Provisions—Ranking

The 2027 Notes will be our direct unsecured obligations and will rank:

•	pari passu with our existing and future unsecured, unsubordinated indebtedness, including the 2026 Notes;

•	senior to any series of preferred stock that we may issue in the future;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the 2027 Notes; and

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and any other future subsidiaries of the Company, including, without limitation, borrowings under the Credit Facility.

Registration Rights

Pursuant to a registration rights agreement (the “Registration Rights Agreement”) with Raymond James & Associates, Inc., as representative of the several initial purchasers, we are obligated to file with the SEC a registration statement with respect to an offer to exchange the 2027 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the 2027 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use our commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than November 4, 2022. If we fail to satisfy our registration obligations under the Registration Rights Agreement, we will be required to pay additional interest to the holders of the 2027 Notes.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR

CHARTER AND BYLAWS

Our charter and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our charter and bylaws, as amended, which are filed as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms, with the term of directors in each class expiring at the annual meeting of stockholders held in the third year following the year of their election. One class has two directors, one class has three directors and one class has four directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Number of Directors; Removal; Vacancies

Our charter provides that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of two-thirds of the members of our Board of Directors then in office. Our bylaws provide that any vacancies may be filled only by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and qualified.

Our directors may only be removed for cause and only by the affirmative vote of at least a majority of all the votes entitled to be cast by our stockholders generally in the election of directors. This provision, when coupled with the power of our Board of Directors to fill vacancies on our Board of Directors, precludes stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote and could preclude stockholders from filling the vacancies created by such removal with their own nominees.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by our stockholders at an annual meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our board of directors or (3) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee or business proposal, as applicable. With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our board of directors may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of our board of directors or (2) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authority to Issue Preferred Stock without Stockholder Approval

Our charter permits our Board of Directors to issue up to 50,000,000 shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock into other classes or series of stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock.

Amendment of Charter and Bylaws

Our charter may be amended, altered, changed or repealed, subject to the terms of any class or series of preferred stock, only if advised by our Board of Directors and approved by our stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Our charter also provides that the bylaws may be adopted, amended, altered, changed or repealed by our Board of Directors. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of our capital stock, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our charter and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the charter or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Indemnification and Limitation of Liability of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The Maryland General Corporation Law requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•

a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our bylaws permit us to advance expenses so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Subject to the 1940 Act, or any valid rule, regulation or order of the SEC thereunder, our charter obligates us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any director or officer, whether serving our company or at our request any other entity. Our charter also permits us to indemnify and advance expenses to any employee or agent of our company to the extent authorized by our board of directors or the bylaws and permitted by law.

Our bylaws obligate us, to the maximum extent required by Maryland law or the charter, to indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise if our board of directors determines that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of our company, and, in the case of any criminal action or proceeding, that such person had no reasonable cause to believe that such person’s conduct was unlawful. However, our bylaws permit us to advance expenses only so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SHARE REPURCHASES

Shares of closed-end investment companies, including BDCs, frequently trade at discounts to NAV. We cannot predict whether our shares will trade above, at or below NAV. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors may authorize our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to NAV. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors may consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors could consider any relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current NAV per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold.

Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by calling (toll-free) 1 (866) 214-7543 or by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Capital Corporation

1521 Westbranch Drive

Suite 100

McLean, VA 22102

PLAN OF DISTRIBUTION

We may offer the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of Securities will be named in the applicable prospectus supplement. Any prospectus supplement or supplements will also describe the terms of the offering of Securities, including: the amount and purchase price of Securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional Securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the Securities may be listed.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which Securities may be distributed may represent a discount from prevailing market prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our outstanding voting securities (as defined in the 1940 Act), or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of Securities. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the Securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the Securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the Securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the Securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the Securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the Securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of Securities will be a new issue with no trading market, other than our common stock, which is traded on Nasdaq. We may elect to list any other class or series of Securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any Securities.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on Nasdaq, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for ensuring the execution of transactions involving publicly traded securities and the review of brokerage commissions in respect thereof, if any. In the event that our Adviser ensures the execution such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the broker dealer and the broker dealer’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker dealer based partly upon brokerage or market research services provided to us, our Adviser and any of its other clients, if any. In return for such services, we may pay a higher commission than other broker dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

We have not paid any brokerage commissions during the three most recent fiscal years to any affiliated person of us or our Adviser.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

The securities we hold in our portfolio companies are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 935, Pittsburgh, Pennsylvania 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility. The address of the collateral custodian is 2322 French Settlement Road, Suite 100, Dallas, Texas 75212. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 150 Royall Street, Canton, Massachusetts 02021, telephone number (781) 575-2000. Computershare also maintains an internet website at www.computershare.com and one specifically for shareholders at www.computershare.com/investor.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Proskauer Rose LLP, Washington, D.C. Venable LLP, Baltimore, Maryland, will pass upon the legality of certain of the Securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for the underwriters and/or sales agents, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended September 30, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 655 New York Avenue, Washington, DC 20001.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We are a public company and file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. We also make available free of charge through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as well as our definitive proxy statement and Section 16 reports on Forms 3, 4 and 5. Our website address is www.gladstonecapital.com. However, the information located on, or accessible from, our website is not, and shall not be deemed to be, except as described below, a part of this prospectus or any accompanying prospectus supplement or incorporated into any other filings that we make with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. The SEC allows us to “incorporate by reference” the information that we file with it which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We previously filed the following documents with the SEC, and such filings are incorporated by reference into this prospectus.

•

Our Annual Report on Form  10-K for the fiscal year ended September 30, 2021, filed with the SEC on November 15, 2021 (including portions of our Definitive Proxy Statement for the 2022 Annual Meeting of Stockholders incorporated therein by reference);

•	Our Current Reports on Form 8-K, filed with the SEC on October 28, 2021 and November 4, 2021; and

•

the description of our Common Stock referenced in our Registration Statement on Form 8-A (File No. 000-33117), as filed with the SEC on August 23, 2001, including any amendment or report filed for the purpose of updating such description.

We also incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the filing of this prospectus until all of the securities offered by this prospectus have been sold or we otherwise terminate the offering of these securities, including all filings made after the date of the initial filing of the registration statement of which this prospectus is a part and prior to the effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we subsequently file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

These filings may also be accessed on the investors section of our website at www.gladstonecapital.com. Information contained on our website is not incorporated by reference into this prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:

Investor Relations

Gladstone Capital Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(703) 287-5893

investment@gladstonecompanies.com

Part C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements

The following statements of Gladstone Capital Corporation are incorporated by reference in Part A of this Registration Statement:

Management’s Annual Report on Internal Controls over Financial Reporting
Report of Independent Registered Public Accounting Firm
Consolidated Statements of Assets and Liabilities as of September 30, 2021 and 2020
Consolidated Statements of Operations for the years ended September 30, 2021, 2020, and 2019
Consolidated Statements of Changes in Net Assets for the years ended September 30, 2021, 2020, and 2019
Consolidated Statements of Cash Flows for the years ended September 30, 2021, 2020, and 2019
Consolidated Schedules of Investments as of September 30, 2021 and 2020
Notes to Consolidated Financial Statements

2. Exhibits

Exhibit Number	Description

2.a.1	Articles of Amendment and Restatement to the Articles of Incorporation, incorporated by reference to Exhibit 99.a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.

2.a.2	Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares, including Appendix A thereto relating to the Term Preferred Shares, 7.125% Series 2016, incorporated by reference to Exhibit 2.a.2 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-2 (File No. 333-162592), filed October 31, 2011.

2.a.3	Certificate of Correction to Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 814-00237), filed October 29, 2015.

2.a.4	Articles Supplementary, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 814-00237), filed September 21, 2017.

2.b.1	By-laws, incorporated by reference to Exhibit 99.b to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.

2.b.2	Amendment to By-laws, incorporated by reference to Exhibit 3.3 to the Quarterly Report on Form 10-Q (File No. 814-00237), filed February 17, 2004.

2.b.3	Second Amendment to By-laws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 814-00237), filed July 10, 2007.

2.b.4	Third Amendment to By-laws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 814-00237), filed June 10, 2011.

2.b.5	Fourth Amendment to By-laws, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 814-00237), filed November 29, 2016.

2.c	Not applicable.

2.d.1	Form of Certificate for Common Stock, incorporated by reference to Exhibit 99.d.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-63700), filed August 23, 2001.

2.d.2	Form of Subordinated Indenture incorporated by reference to Exhibit 2.d.4 to the Registration Statement on Form N-2 (File No. 333-162592), filed October 20, 2009.

2.d.3	Form of Common Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.6 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-185191), filed January 17, 2013.

2.d.4	Form of Preferred Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.7 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-185191), filed January 17, 2013.

2.d.5	Form of Common Stock Warrant Agreement and Warrant Certificate incorporated by reference to Exhibit 2.d.8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-185191), filed January 17, 2013.

2.d.6	Form of Preferred Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.9 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-185191), filed January 17, 2013.

2.d.7	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Trustee, with respect to the Form of Senior and Subordinated Indentures.*

2.d.8	Base Indenture between the Registrant and U.S. Bank National Association, dated as of November 6, 2018, incorporated by reference to Exhibit 2.d.10 to Post-Effective Amendment No. 7 to Registration Statement on Form N-2 (File No. 333-208637), filed November 6, 2018.

2.d.9	Third Supplemental Indenture between Gladstone Capital Corporation and U.S. Bank National Association, dated as of December 15, 2020, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 814-00237), filed December 15, 2020.

2.d.10	Fourth Supplemental Indenture between Gladstone Capital Corporation and U.S. Bank National Association, dated as of November 4, 2021, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 814-00237), filed November 4, 2021.

2.d.11	Form of Global Note with respect to the 5.125% Notes due 2026, incorporated by reference to Exhibit 2.d.9 hereto.

2.d.12	Form of Global Note with respect to the 3.75% Notes due 2027, incorporated by reference to Exhibit 2.d.10 hereto .

Exhibit Number	Description

2.f	Not applicable.

2.g.1	Third Amended and Restated Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, dated as of April 13, 2021, incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q (File No. 814-00237), filed on May 4, 2021.

2.h.1**	Form of Underwriting Agreement.

2.i	Not applicable.

2.j.1	Custody Agreement between the Registrant and The Bank of New York, dated as of May 5, 2006, incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q (File No. 814-00237), filed August 1, 2006.

2.j.2	Custodial Agreement (with respect to Credit Facility), incorporated by reference to Exhibit 2.j.2 to Post-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-185191), filed December 23, 2013.

2.j.3	Amendment No. 1 to Custodial Agreement (with respect to Credit Facility), incorporated by reference to Exhibit 2.j.3 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-185191), filed December 23, 2013.

2.j.4	Amendment No. 2 to Custodial Agreement (with respect to Credit Facility), incorporated by reference to Exhibit 2.j.4 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-185191), filed December 23, 2013.

2.k.1	Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.k.1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.

2.k.2	Administration Agreement between the Registrant and Gladstone Administration, LLC, dated as of October 1, 2006, incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K (File No. 814-00237), filed October 5, 2006.

2.k.3	Sixth Amended and Restated Credit Agreement dated as of May 13, 2021 by and among Gladstone Business Loan, LLC as Borrower, Gladstone Management Corporation as Servicer, KeyBank National Association, as Administrative Agent and the financial institutions from the time to time party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00237), filed May 13, 2021.

2.l.1*	Opinion of Counsel (Proskauer Rose LLP).

2.l.2*	Opinion of Counsel (Venable LLP).

2.m.	Not applicable.

2.n.1*	Consent of PricewaterhouseCoopers LLP.

2.n.2	Consent of Counsel (Proskauer Rose LLP) (included in Exhibit 2.l.1).

2.n.3	Consent of Counsel (Venable LLP) (included in Exhibit 2.l.2).

2.o	Not applicable.

2.p	Subscription Agreement dated May 30, 2001, incorporated by reference to Exhibit 99.p to the Registration Statement on Form N-2 (File No. 333-63700), filed June 22, 2001.

2.q	Not applicable.

2.r*	Code of Ethics and Business Conduct.

2.s.1	Power of Attorney (incorporated by reference to the signature page hereto).

2.s.2	Form of Prospectus Supplement for Common Stock Offering, incorporated by reference to Exhibit 2.s.7 to Registration Statement on Form N-2 (File No. 333-228720), filed on December 7, 2018.

2.s.3	Form of Prospectus Supplement for Preferred Stock Offering, incorporated by reference to Exhibit 2.s.8 to Registration Statement on Form N-2 (File No. 333-228720), filed on December 7, 2018.

2.s.4	Form of Prospectus Supplement for Rights Offering of Common Stock, incorporated by reference to Exhibit 2.s.9 to Registration Statement on Form N-2 (File No. 333-228720), filed on December 7, 2018.

2.s.5	Form of Prospectus Supplement for Rights Offering of Preferred Stock, incorporated by reference to Exhibit 2.s.10 to Registration Statement on Form N-2 (File No. 333-228720), filed on December 7, 2018.

2.s.6	Form of Prospectus Supplement for Notes, incorporated by reference to Exhibit 2.s.11 to Registration Statement on Form N-2 (File No. 333-228720), filed on December 7, 2018.

2.s.7	Form of Prospectus Supplement for Senior Notes, incorporated by reference to Exhibit 2.s.12 to Registration Statement on Form N-2 (File No. 333-228720), filed on December 7, 2018.

2.s.8	Form of Prospectus Supplement for Warrants for Common Stock, incorporated by reference to Exhibit 2.s.13 to Registration Statement on Form N-2 (File No. 333-228720), filed on December 7, 2018.

2.s.9	Form of Prospectus Supplement for Warrants for Preferred Stock, incorporated by reference to Exhibit 2.s.14 to Registration Statement on Form N-2 (File No. 333-228720), filed on December 7, 2018.

*	Filed herewith.
**	To be filed by post-effective amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to such offering.

Item 27.	Other Expenses of Issuance and Distribution

Commission registration fee	$27,810
FINRA fee	45,500
Accounting fees and expenses	40,000	*
Legal fees and expenses	130,000	*
Printing and engraving	50,000	*
Miscellaneous fees and expenses	15,000	*

Total	$308,310	*

*	These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

The following list sets forth each of the companies considered to be “controlled”, within the meaning of the Investment Company Act of 1940, by the Registrant as of September 30, 2021:

•	Gladstone Business Loan, LLC, a Delaware limited liability company, controlled by the Registrant, through 100% of the voting securities. (1)

(1) Subsidiary is included in the Registrant’s consolidated financial statements.

We may also be deemed to be under “common control” with the following entities: Gladstone Investment Corporation, a Delaware corporation; Gladstone Commercial Corporation, a Maryland corporation; and Gladstone Land Corporation, a Maryland corporation; by virtue of the fact that they are advised by our Adviser, Gladstone Management Corporation, as well as Gladstone Lending Corporation, a Maryland corporation, and Gladstone Participation Fund, LLC, a Delaware limited liability company, because 100% of the voting securities of each are owned by our Adviser.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of each class of our securities as of November 23, 2021.

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	35
5.125% Notes due 2026	1
3.75% Notes due 2027	1

Item 30.	Indemnification

Indemnification and Limitation of Liability of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The Maryland General Corporation Law (“MGCL”) requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•

a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Subject to the Investment Company Act of 1940, as amended (the “1940 Act”), or any valid rule, regulation or order of the Securities and Exchange Commission (“SEC”) thereunder, our charter obligates us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any director or officer, whether serving our company or at our request any other entity. Our charter also permits us to indemnify and advance expenses to any employee or agent of our company to the extent authorized by our board of directors or the bylaws and permitted by law.

Our bylaws obligate us, to the maximum extent required by Maryland law or the charter, to indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise if our board of directors determines that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of our company, and, in the case of any criminal action or proceeding, that such person had no reasonable cause to believe that such person’s conduct was unlawful. However, our bylaws permit us to advance expenses only so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

In addition, the investment advisory and management agreement between us and our investment adviser, Gladstone Management Corporation (the “Adviser”), as well as the administration agreement between us and our administrator Gladstone Administration, LLC (the “Administrator”), each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Adviser or the Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the investment advisory and management agreement or otherwise as our investment adviser, or the rendering of the Administrator’s services under the administration agreement, as applicable.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-61440), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;

(2)	the Transfer Agent, Computershare, 150 Royall Street, Canton, Massachusetts 02021;

(3)	the Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;

(4)	the Custodian, The Bank of New York Mellon Corp., 500 Ross Street, Suite 935, Pittsburgh, Pennsylvania 15262; and

(5)	the Collateral Custodian, The Bank of New York Mellon Corp., 2322 French Settlement Road, Suite 100, Dallas, Texas 75212.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

The Registrant hereby undertakes:

1.	Not applicable.

2.	Not applicable.

3.
(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(i), (a)(ii), and (a)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement.

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	That, for the purpose of determining liability under the Securities Act to any purchaser;

(i)	if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3), or other applicable rule under the Securities Act, shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)

if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) or Rule 497(b), (c), (d) or (e) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other loan prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)

That, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act, as applicable;

(ii)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and the Commonwealth of Virginia, on the 29th day of November, 2021.

GLADSTONE CAPITAL CORPORATION

By:	/s/ DAVID GLADSTONE
David Gladstone
Chairman of the Board and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone, Nicole Schaltenbrand and Michael LiCalsi and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the date indicated:

	Signature	Date

By:	/s/ DAVID GLADSTONE David Gladstone	November 29, 2021

Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)

By:	/s/ NICOLE SCHALTENBRAND Nicole Schaltenbrand	November 29, 2021

Chief Financial Officer and Treasurer (principal financial and accounting officer)

By:	/s/ TERRY L. BRUBAKER Terry L. Brubaker	November 29, 2021

Vice Chairman, Chief Operating Officer, and Director

By:	/s/ ANTHONY W. PARKER Anthony W. Parker	November 29, 2021

Director

By:	/s/ MICHELA A. ENGLISH Michela A. English	November 29, 2021

Director

By:	/s/ PAUL W. ADELGREN Paul W. Adelgren	November 29, 2021

Director

By:	/s/ JOHN H. OUTLAND John H. Outland	November 29, 2021

Director

By:	/s/ CAREN D. MERRICK Caren D. Merrick	November 29, 2021

Director

By:	/s/ WALTER H. WILKINSON, JR. Walter H. Wilkinson, Jr.	November 29, 2021

Director